UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2009
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4069

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure.
     On August 5, 2009, NACCO Industries, Inc. (the “Company”) will post on its website at www.nacco.com additional historical quarterly financial data and update the schedules that were previously posted to the website for the second quarter 2009 results. A copy of the additional data is attached as Exhibit 99 to this Current Report on Form 8-K.
     This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations.
     The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     As described in Item 2.02 and 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.
     (d) Exhibits
99	NACCO Industries, Inc. additional historical quarterly financial data, as posted on the NACCO Industries, Inc. website at www.nacco.com on August 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: August 5, 2009

EXHIBIT INDEX

Exhibit
Number	Description
99	NACCO Industries, Inc. additional historical quarterly financial data, as posted on the NACCO Industries, Inc. website at www.nacco.com on August 5, 2009.